UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2005
                                                         -----------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-9390                  95-2698708
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)           Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                 92123
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(Address of principal executive offices)                        (Zip Code)


                                 (858) 571-2121
                                ----------------
              (Registrant's telephone number, including area code)

                                       N/A
                                      -----
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

     On February 23, 2005, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, announcing the company's first-quarter results and second-quarter guidance and updating its fiscal 2005 forecast.

     Jack in the Box Inc. will conduct a conference call on February 23, 2005, at 8:30 a.m. PST to review Jack in the Box Inc. first-quarter results, guidance for the second quarter and fiscal 2005. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call in order to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 8.01. OTHER EVENTS
           ------------

     On February 23, 2005, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, and incorporated herein by reference, announcing that its board of directors authorized a $65 million program to repurchase shares of the company's common stock, in the open market or in private transactions, from time to time, until Oct. 2, 2005, the end of the company's current fiscal year. Such repurchases will be made using the company's existing cash resources.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

(C)  EXHIBITS
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The following exhibits are furnished with this Report:

            Exhibit No.              Description

               99.1                  Press Release of Jack in the Box Inc. dated
                                     February 23, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JACK IN THE BOX INC.


                                               By: /s/ JERRY P. REBEL
                                                   ------------------
                                                   Jerry P. Rebel
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)

                                                   Date: February 23, 2005